Sixth Street Viaduct, Los Angeles, United States Second Quarter 2026 Results Exhibit 3

Except as the context otherwise may require, references in this presentation to “we,” “us,” “our,” or similar expressions refer to Cemex, S.A.B. de C.V. (“Cemex”) (NYSE: CX; BMV: CEMEX.CPO) and its consolidated entities. The information disclosed in this presentation and the current or future events referenced therein may contain forward-looking statements within the meaning of applicable securities laws and regulations, including but not limited to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of applicable securities laws and regulations in all jurisdictions where such provisions exist, including but not limited to the US Private Securities Litigation Reform Act of 1995. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to our plans, objectives, and expectations (financial or otherwise), and typically can be identified by the use of words such as, but not limited to, “will”, “may,” “assume,” “might,” “should,” “could,” “continue,” “would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” “target,” “goal,” “strategy,” “intend,” “aimed”, or other forward-looking words. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to be correct, and actual results, performance and/or achievements may vary, including materially, from historical results, performance and/or achievements or those anticipated by forward-looking statements due to various factors. Unless otherwise indicated, these forward-looking statements reflect our current expectations and projections about the future based on certain assumptions and on our knowledge of facts and circumstances as of the date such forward-looking statements are made. These forward-looking statements necessarily involve risks, uncertainties, assumptions and other important factors that could cause results and any estimate, projection and/or guidance presented in this presentation to differ materially from historical results, performance and/or achievements or those anticipated by forward-looking statements due to various factors. Among others, such risks, uncertainties, assumptions, and other important factors that could cause results and any estimate, projection and/or guidance presented in this presentation to differ or fail to materialize, or that otherwise could have an impact on us, include those discussed in our most recent annual report and those detailed from time to time in our other filings with the U.S. Securities and the Exchange Commission (“SEC”), Mexican National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores, the “CNBV”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores, the “BMV”), which factors are incorporated herein by reference, including, but not limited to: changes in general economic, political and social conditions, including government shutdowns, new governments or regimes and decisions implemented by such new governments or regimes, changes in laws or regulations in the countries in which we do business, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, any slowdown in the flow of remittances into countries where we operate, consumer confidence and the liquidity of the financial and capital markets in Mexico, the United States of America, the European Union (“EU”), the United Kingdom or other countries in which we operate; the cyclical activity of the construction sector and reduced construction activity in our end markets or reduced use in our end markets for our products; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the public and private infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash or other contributions to the pension plans; changes in spending levels for residential and commercial construction and general infrastructure projects; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating or not obtaining investment grade debt ratings from additional rating agencies on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices of raw materials, goods and services, as a result of inflation, trade barriers, measures imposed by governments or as a result of conflicts between countries that disrupt supply chains; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment, services and essential supplies; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other environmental, climate and related liabilities relating to existing and/or divested businesses, assets and/or operations; our ability to secure and permit aggregates reserves in strategically located areas in amounts that our operations require to operate or operate in a cost-efficient manner; the timing and amount of federal, state, and local funding for infrastructure; changes in our effective tax rate; our ability to comply with regulations and implement technologies and other initiatives that aim to reduce and/or capture CO2 emissions and comply with related carbon emissions regulations in place in the jurisdictions where we have operations; the legal and regulatory environment, including environmental, climate, trade, energy, tax, antitrust, sanctions, import and export controls, construction, human rights and labor welfare, and acquisition-related rules and regulations in the countries and regions in which we have operations; the effects of currency fluctuations on our results of operations and financial condition; our ability to satisfy our obligations under our debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, and also regarding our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by third parties, government and regulatory agencies, including antitrust investigations and claims; our ability to protect our reputation and intellectual property; our ability to consummate asset sales or consummate asset sales in terms favorable to us, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing and commercial initiatives for our products and services, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; the effects of climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, shortage of usable water, wildfires and natural disasters, such as earthquakes, hurricanes, tornadoes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including but not limited to tariffs or import taxes, including those imposed by the United States of America to key markets in which we operate, in particular, Mexico, China and the EU, and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement (the “USMCA”), and the overall impact that the imposition or threat of trade barriers may cause on the overall economy of the countries in which we do business or that are part of our global supply chain; availability and cost of trucks, railcars, barges, and ships, terminals, warehouses, as well as their licensed operators, drivers, staff and workers for transport, loading and unloading of our materials or that are otherwise a part of our supply chain; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities, and how any measures implemented by governments to detect and prevent money laundering, terrorism financing and corruption, and other illegal activities, affect our customers, suppliers and countries in which we do business in general; defaults, losses or disruptions in agreements, financial transactions or operations resulting from sanctions or restrictions imposed on any financial institution, including but not limited to banks, common representatives, trustees, payment processors, paying agents or other financial intermediaries, or any related parties; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as global, regional or national instability, hostilities, war, and armed conflicts, including the current war between Russia and Ukraine, the ongoing war among Israel, the United States and Iran, conflicts in the Middle East and any insecurity and hostilities in Mexico related to illegal activities or organized crime and any actions any government takes to prevent these illegal activities and organized crime; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; natural disasters and other unforeseen events (including global health hazards such as, for example, COVID-19); and our ability to implement our climate action program in effect at any given time, if any, including our current “Future in Action” climate action and nature program, and to achieve our sustainability goals and objectives in effect at any given time, if any, including under our current “Future in Action” climate action and nature program. Many factors could cause our expectations, expected results, and/or projections expressed in this presentation and in the events referenced herein not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and also rate of success and/or implementation of technologies, some of which are not yet proven, among other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance and/or achievements may vary materially from historical results, performance, and/or achievements and/or results; performance and/or achievements expressly or implicitly anticipated by the forward-looking statements; or otherwise could have an impact on us. Forward-looking statements should not be considered guarantees of future performance, and past results or developments are not indicative of results or developments in subsequent periods. Actual results, performance and/or achievements of our operations and the development of market conditions in which we operate, or other circumstances that may materialize, may differ materially from those described in, or suggested by, the forward-looking statements contained in this presentation, and events referenced therein. Any or all of our forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates on which they are made. The forward-looking statements and the information disclosed in this presentation are made and stated as of the dates specified in such referenced presentation and are subject to change without notice; and, except to the extent legally required, we expressly disclaim any obligation or undertaking to update or correct the information contained in this presentation, or revise any forward-looking statements in such referenced presentation, whether to reflect new information, the occurrence of anticipated or unanticipated future events or circumstances, any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. Readers should review future reports filed or furnished by us with the SEC, the CNBV and the BMV. Market data used in this presentation and events referenced herein not attributed to a specific source are our estimates and have not been independently verified. Certain financial and statistical information contained in this presentation is subject to rounding adjustments; accordingly, any discrepancies between the totals and the sums of the amounts listed are due to rounding. Unless otherwise specified, all references to records are our internal records. This presentation includes certain non-International Financial Reporting Standards (“IFRS”) financial measures that differ from financial information presented by us in accordance with IFRS in our financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA” or “EBITDA” (operating earnings before other expenses, net plus depreciation and amortization), “Operating EBITDA Margin” or “EBITDA Margin” (Operating EBITDA for the period divided by revenues reported for the same period), “Operating EBIT” or “EBIT” (operating earnings before other expenses, net), and “Free Cash Flow from Operations” (Operating EBITDA minus net interest paid, maintenance capital expenditures, maintenance lease payments, fixed asset sales, change in working capital, net taxes paid, and other cash expenditures). The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. We believe there is no close IFRS financial measure to compare to Operating EBITDA Margin. The closest IFRS financial measure to Operating EBIT is “Operating earnings before other expenses, net”. We believe there is no close IFRS financial measure to compare to Free Cash Flow from Operations. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA, Operating EBITDA Margin, Operating EBIT and Free Cash Flow from Operations are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by our management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by our creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, our management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. The financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Also, this presentation includes statistical data regarding the production, distribution, marketing and sale of cement, ready-mix concrete, clinker, aggregates and Urbanization Solutions. We generated some of this data internally, and some was obtained from independent industry publications and reports that we believe to be reliable sources. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. We act in strict compliance with antitrust laws and as such, among other measures, maintain an independent pricing policy that has been independently developed and its core element is to price our products and services based upon their quality and characteristics as well as their value to our customers. We do not accept any communications or agreements of any type with competitors regarding the determination of our prices for our products and services. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases, refer to our prices for our products. The information, statements, and opinions contained in this presentation are for informational purposes only and do not constitute a public offer under any applicable legislation, an offer to sell, or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. You should not construe any such information or other material as legal, tax, investment, financial, or other advice. We are not responsible for any third-party information referenced in this presentation. Cautionary Statement Regarding Environmental, Social, and Governance (“ESG”) and Sustainability-Related Data, Metrics, and Methodologies. This presentation includes non-financial metrics, estimates, or other information related to ESG and sustainability matters that are subject to significant uncertainties, which may include the methodology, collection, and verification of data, various estimates, and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information on ESG and sustainability matters contained in this presentation requires the application of a number of key judgments, assumptions, and estimates. The reported measures reflect good faith estimates, assumptions, and judgments at the given point in time. There is a risk that these judgments, estimates, or assumptions may subsequently prove to be incorrect and/or, to the extent legally required, may need to be restated or changed. The disclosure of information on sustainability-related matters is not yet subject to the same recognized or accepted reporting or accounting principles and rules as traditional financial information. Consequently, there are no commonly accepted reporting practices for us to follow, and ESG metrics among organizations in our industry may not be comparable. In addition, the underlying data, systems, and controls that support non-financial reporting are generally considerably less sophisticated than the systems and internal control for financial reporting and rely on manual processes. This may result in non-comparable information between organizations and/or between reporting periods within organizations as methodologies continue to develop and/or be socialized. The further development of or changes to accounting and/or reporting standards could materially impact the performance metrics, data points, and targets contained in this presentation, and the reader may not be able to compare non-financial information performance metrics, data points, or targets between reporting periods on a direct like-for-like basis. Additionally, the information disclosed in this presentation contains references to “green,” “social,” “sustainable,” or equivalent-labelled activities, products, assets, or projects. There is currently no single globally recognized or accepted, consistent, and comparable set of definitions or standards (legal, regulatory, or otherwise) of, nor widespread cross-market consensus i) as to what constitutes, a ‘green’, ‘social,’ or ‘sustainable’ or having equivalent-labelled activity, product, or asset; or ii) as to what precise attributes are required for a particular activity, product, or asset to be defined as ‘green’, ‘social,’ or ‘sustainable’ or such other equivalent label; or iii) as to climate and sustainable funding and financing activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities, products, assets or projects and/or reporting of those activities, products, assets or projects will meet any present or future expectations or requirements for describing or classifying such activities, products, assets or projects as ‘green,’ ‘social,’ or ‘sustainable,’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Cautionary Statement Regarding Forward-Looking ESG or Sustainability Statements. Certain sections in this presentation contain ESG- or sustainability-related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections, targets, goals and other metrics, including but not limited to: climate and emissions, business and human rights, corporate governance, research and development and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ ambitions when finalized, including the implementation of technologies and other initiatives that aim to reduce and/or capture CO2 emissions. These forward-looking statements also include references to specific programs, such as our current “Future in Action” climate action and nature program, as well as various ESG-related indicators, objectives or metrics disclosed previously or that may be disclosed in the future, none of which are guarantees and any and all of which may ultimately not be achieved or may be abandoned at any time, whether in part, in full, or within any specific timeframe. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, which include, but are not limited to: the extent and pace of climate change, including the timing and manifestation of physical and transition risks; the macroeconomic environment; uncertainty around future climate-related policy and regulations, including the timely implementation and integration of adequate government policies; the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers, and other stakeholders to mitigate the impact of climate and sustainability-related risks; changes in customer behavior and demand, changes in the available technology for mitigation and the effectiveness of any such technologies, as some of these new technologies may be unproven; excessive costs and expenses related to acquire and/or develop technology for mitigation; the roll-out of low carbon infrastructure; the availability and adoption of renewable energy in our value chain; the development of carbon capture, circular utilization, and sequestration technologies, including the adoption of cost-effective carbon-related technologies such as carbon capture, utilization, and storage; the availability of accurate, verifiable, reliable, consistent, and comparable climate-related data; lack of transparency and comparability of climate-related forward-looking methodologies; variation in approaches and outcomes, as variations in methodologies may lead to under or overestimates and consequently present exaggerated indication of climate-related risk; and reliance on assumptions and future uncertainty. Calculations of forward-looking metrics are complex and require many methodological choices and assumptions. Accordingly, undue reliance should not be placed on these forward-looking statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements, and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements, and expectations will not be interpreted differently than our understanding when defining sustainability-related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. UNLESS OTHERWISE NOTED, ALL MONETARY FIGURES ARE PRESENTED IN DOLLARS, BASED ON INTERNATIONAL FINANCIAL REPORTING STANDARDS, AS APPLICABLE Copyright Cemex, S.A.B. de C.V. and subsidiaries.

Transformation producing strong results Strong earnings quality ex. one-off 1: Sales +11%, EBITDA +19% and EBIT +29%; EBITDA margin +1.4pp, EBIT margin +1.9pp Record 2Q FCF from Operations of $651 M2,with 60% conversion rate3 Reduced gross CO₂ emissions by 1% year-to-date, supported by a lower clinker factor Project Cutting Edge savings target raised by $75 M to $475M, with room for further increase Consolidated 2Q EBITDA increasing 24% YoY, incl. favorable one-off settlement of outstanding claim in Europe of $42 million 1) Excluding the favorable one-off settlement of an outstanding claim in Europe of $42 million dollars. 2) Excluding severance payments and discontinued operations. 3) Excluding severance payments and disc. ops. divided by EBITDA on a trailing twelve-month basis. Accelerating recovery in our Mexican market as well as Project Cutting Edge contributions are a large factor in 2Q performance

2Q26 results reflecting progress on Transformation Goals Net Sales EBITDA FCF from  Operations pp EBITDA Margin Millions of U.S. dollars. 1) FCF from Operations excluding severance payments and discontinued operations divided by EBITDA on a trailing twelve-month basis. Adj. FCF from Ops. Conversion rate1 (LTM) pp +7% l-t-l +18% l-t-l EBIT 1H: 7,707 8,613 +5% l-t-l 1,417 1,812 +20% l-t-l 18.4% 21.0% +2.7pp -67 666 N/A

Continued volume recovery in Mexico Domestic gray cement. USA SCAC MEX EMEA 2Q26 YoY % Volume Growth Cement1 Ready-mix Aggregates CONSOLIDATED VOLUMES YoY % Volume Growth EUROPE

Higher sequential prices in most regions Cement1 Ready-mix Aggregates 2Q26 YoY % and QoQ % Price Increases Domestic gray cement. Note: All price variations are based on FOB prices and in local currency (LC). For Cemex and all its regions, prices are calculated on a volume-weighted average basis at constant foreign-exchange rates. USA SCAC MEX EMEA 2% 2% 4% Sequential (1Q26 to 2Q26) 1% 2% 0% -1% 0% 5% 3% 1% 1% 1% 1% CONSOLIDATED PRICES YoY % Price Increase EUROPE -1% 0% 0%

EBITDA growth largely supported by Transformation and pricing EBITDA Millions of U.S. dollars. 22.2% +2.1pp EBITDA margin 20.1%

Increasing Project Cutting Edge cost savings program to $475 million with more to come… a EXPECTED ACHIEVED Cost Savings Program (US$ M) 1H26 YoY EBITDA Margin COGS as % of Sales Op. Exp. as % of Sales Mexico +4.7pp -3.1pp -2.2pp US -1.3pp +1.6pp -0.1pp EMEA +2.2pp -1.2pp -1.4pp SCAC +3.5pp -1.3pp -0.6pp Cemex +2.7pp -1.4pp -1.6pp EBIT: +44% YoY EBITDA: +28% YoY Operating Total Savings Breakdown Overhead

… as other Project Cutting Edge initiatives bolster asset efficiency and FCF going forward Opportunity Space 2026 2027 2028 & beyond Cost Savings Program $475 M EBITDA Asset Pruning $100 to $150 M FCF Reduce individual FCF spend items ~$300 M FCF Bolt-on M&A and AI contribution

Regional Highlights L' Arbre Blanc, Montpellier, France

Cable-Stayed Bridge, Nayarit, México Mexico: Building momentum with improving demand Structural efficiencies and operating leverage delivering solid results Second consecutive quarter of cement volume growth largely led by self-construction and government social programs Sequential prices increases across 3 core products, offsetting cost inflation Social housing continues to scale, while infrastructure ramp-up is taking longer Growth expected to normalize in 2H26 as comparisons become more demanding Millions of U.S. dollars *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 0 2.2999999999999998 Leverage ratio2 0 0 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 19.556768963214182 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,152.3012916623625 1025 - Otros neto 1,152.3012916623625 - Others net TRUE Net debt variation YTD 1,266.772355481942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,266.772355481942 Net debt variation YTD TRUE *** Net debt March 2026 6,224.4038899708612 -1,152.3012916623625 *** Deuda neta a Marzo 2026 6,224.4038899708612 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.977341603214182 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,046.7749110175534 - Otros neto 1,046.7749110175534 - Others net TRUE Net debt sequential variation 675.21718760301655 TRUE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.21718760301655 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,632.848722091936 -,591.5551678789252 -1,046.7749110175534 *** Deuda neta a Marzo 2026 5,632.848722091936 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 0 2.2999999999999998 Leverage ratio2 0 0 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 19.556768963214182 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,152.3012916623625 1025 - Otros neto 1,152.3012916623625 - Others net TRUE Net debt variation YTD 1,266.772355481942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,266.772355481942 Net debt variation YTD TRUE *** Net debt March 2026 6,224.4038899708612 -1,152.3012916623625 *** Deuda neta a Marzo 2026 6,224.4038899708612 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.977341603214182 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,046.7749110175534 - Otros neto 1,046.7749110175534 - Others net TRUE Net debt sequential variation 675.21718760301655 TRUE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.21718760301655 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,632.848722091936 -,591.5551678789252 -1,046.7749110175534 *** Deuda neta a Marzo 2026 5,632.848722091936 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

U.S.: Stable demand despite weather AGGS CEM 2Q26 EBITDA RMX & Urb. Sol. Millions of U.S. dollars Unusually high precipitation impacting performance in key markets Positive volume performance in 3 core products adjusting for weather impact Higher sequential prices: supported by micro-market increases in cement and fuel surcharges in ready-mix; aggregates prices up mid-single-digit vs. 4Q25 Infrastructure activity remains healthy, supported by ongoing IIJA spending I&C growth from data centers and chip plants; ~35% of planned mega projects (>$500M) in our footprint—plus rising power-sector investment Sixth Street Viaduct, Los Angeles, United States *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 0 2.2999999999999998 Leverage ratio2 0 0 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 19.556768963214182 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,152.3012916623625 1025 - Otros neto 1,152.3012916623625 - Others net TRUE Net debt variation YTD 1,266.772355481942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,266.772355481942 Net debt variation YTD TRUE *** Net debt March 2026 6,224.4038899708612 -1,152.3012916623625 *** Deuda neta a Marzo 2026 6,224.4038899708612 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.977341603214182 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,046.7749110175534 - Otros neto 1,046.7749110175534 - Others net TRUE Net debt sequential variation 675.21718760301655 TRUE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.21718760301655 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,632.848722091936 -,591.5551678789252 -1,046.7749110175534 *** Deuda neta a Marzo 2026 5,632.848722091936 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 0 2.2999999999999998 Leverage ratio2 0 0 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 19.556768963214182 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,152.3012916623625 1025 - Otros neto 1,152.3012916623625 - Others net TRUE Net debt variation YTD 1,266.772355481942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,266.772355481942 Net debt variation YTD TRUE *** Net debt March 2026 6,224.4038899708612 -1,152.3012916623625 *** Deuda neta a Marzo 2026 6,224.4038899708612 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.977341603214182 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,046.7749110175534 - Otros neto 1,046.7749110175534 - Others net TRUE Net debt sequential variation 675.21718760301655 TRUE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.21718760301655 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,632.848722091936 -,591.5551678789252 -1,046.7749110175534 *** Deuda neta a Marzo 2026 5,632.848722091936 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Smetanova lávka (Smetana’s Footbridge), Litopmyšl, Czechia EMEA: Operational excellence and pricing driving results Europe MEA 2Q26 EBITDA Favorable one-off of $42 million in Sales and EBITDA Adjusting for one-off, YoY EBITDA growth of +9% with flat margin due to reduced operating leverage Geographic volume divergence: Spain and Czech Rep. cement volume growth partially offset softer markets CBAM and gradual reduction of free EU ETS allowances supporting cement pricing Middle East & Africa’s strong growth led by Project Cutting Edge and pricing Millions of U.S. dollars *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 0 2.2999999999999998 Leverage ratio2 0 0 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 19.556768963214182 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,152.3012916623625 1025 - Otros neto 1,152.3012916623625 - Others net TRUE Net debt variation YTD 1,266.772355481942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,266.772355481942 Net debt variation YTD TRUE *** Net debt March 2026 6,224.4038899708612 -1,152.3012916623625 *** Deuda neta a Marzo 2026 6,224.4038899708612 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.977341603214182 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,046.7749110175534 - Otros neto 1,046.7749110175534 - Others net TRUE Net debt sequential variation 675.21718760301655 TRUE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.21718760301655 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,632.848722091936 -,591.5551678789252 -1,046.7749110175534 *** Deuda neta a Marzo 2026 5,632.848722091936 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 0 2.2999999999999998 Leverage ratio2 0 0 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 19.556768963214182 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,152.3012916623625 1025 - Otros neto 1,152.3012916623625 - Others net TRUE Net debt variation YTD 1,266.772355481942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,266.772355481942 Net debt variation YTD TRUE *** Net debt March 2026 6,224.4038899708612 -1,152.3012916623625 *** Deuda neta a Marzo 2026 6,224.4038899708612 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.977341603214182 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,046.7749110175534 - Otros neto 1,046.7749110175534 - Others net TRUE Net debt sequential variation 675.21718760301655 TRUE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.21718760301655 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,632.848722091936 -,591.5551678789252 -1,046.7749110175534 *** Deuda neta a Marzo 2026 5,632.848722091936 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Pompey Estate, Portland, Jamaica SCAC: Cost discipline driving results Jamaica Colombia 2Q26 EBITDA Rest Double-digit EBITDA growth driven by disciplined cost and expense management Cement demand led by informal sector with hurricane reconstruction and tourism related projects in Jamaica Higher cement volumes in Colombia and Jamaica offsetting softer performance in other markets Positive outlook supported by resilient informal construction Millions of U.S. dollars *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 0 2.2999999999999998 Leverage ratio2 0 0 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 19.556768963214182 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,152.3012916623625 1025 - Otros neto 1,152.3012916623625 - Others net TRUE Net debt variation YTD 1,266.772355481942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,266.772355481942 Net debt variation YTD TRUE *** Net debt March 2026 6,224.4038899708612 -1,152.3012916623625 *** Deuda neta a Marzo 2026 6,224.4038899708612 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.977341603214182 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,046.7749110175534 - Otros neto 1,046.7749110175534 - Others net TRUE Net debt sequential variation 675.21718760301655 TRUE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.21718760301655 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,632.848722091936 -,591.5551678789252 -1,046.7749110175534 *** Deuda neta a Marzo 2026 5,632.848722091936 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 0 2.2999999999999998 Leverage ratio2 0 0 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 19.556768963214182 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,152.3012916623625 1025 - Otros neto 1,152.3012916623625 - Others net TRUE Net debt variation YTD 1,266.772355481942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,266.772355481942 Net debt variation YTD TRUE *** Net debt March 2026 6,224.4038899708612 -1,152.3012916623625 *** Deuda neta a Marzo 2026 6,224.4038899708612 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.977341603214182 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,046.7749110175534 - Otros neto 1,046.7749110175534 - Others net TRUE Net debt sequential variation 675.21718760301655 TRUE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.21718760301655 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,632.848722091936 -,591.5551678789252 -1,046.7749110175534 *** Deuda neta a Marzo 2026 5,632.848722091936 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Financial Developments Pelješac Bridge, Pelješac, Croatia Built with Vertua Concrete, part of our Vertua family of products with sustainable attributes.

Significant acceleration in Free Cash Flow generation and conversion Millions of U.S. dollars. FCF from Operations excluding severance payments and discontinued operations divided by EBITDA on a trailing twelve-month basis. Avg. WC days 2Q25 2Q26 Var. 1H25 1H26 Var. EBITDA 822 1,018 196 1,417 1,812 395 Net interest paid (103) (67) 36 (210) (157) 53 Maint. capex & lease payments (208) (168) 41 (381) (312) 69 Working Capital (193) (49) 144 (677) (502) 175 Net taxes paid (77) (79) (1) (136) (144) (8) Other cash expenditures (79) (59) 19 (153) (90) 62 Sale of fixed assets 45 42 (3) 80 59 (20) FCF from discontinued operations (2) - 2 (6) - 6 FCF from Operations 204 637 433 (67) 666 732 pp Adj. FCF conversion1 Controlling Net Income

Gilbert Chabroux School, Lyon, France Built with Insularis, part of our Vertua family of products with sustainable attributes. 2026 Outlook

EBITDA2 16% to 17% increase Energy cost/ton of cement produced Low-single digit % increase Maintenance CapEx ~$900 million Growth Investments ~$300 million Growth CapEx ~$210 million Inv. in Intangible Assets Investment in working capital $50 to $100 million investment Cash taxes ~$400 million Net interest paid3 $40 million reduction Outlook 20261 Reflects Cemex’s expectations as of July 23, 2026. Like-to-like for ongoing operations and assumes FX rate range of $18.25 to $18.50 MXN per USD for 2H 2026. Including the coupons of subordinated notes with no fixed maturity and the effect of our cross-currency and interest rate derivatives.

Appendix International Museum of Baroque, Puebla, Mexico

2026 volume guidance1: selected countries/regions Cement Ready-mix Aggregates Cemex Low-single digit increase Flat Low-single digit decrease Mexico Low to mid-single digit increase Flat Low-single digit increase USA Flat Flat Low-single digit increase EMEA Low-single digit decrease Flat Mid-single digit decrease Europe Low-single digit decrease Mid-single digit decrease Mid-single digit decrease MEA Low-single digit increase Mid-single digit increase Low-single digit increase SCAC Low-single digit increase Mid-single digit decrease N/A Reflects Cemex’s expectations as of July 23, 2026. All volume guidance in this slide means in percentage terms vs 2025. Guidance highlighted in green denotes an upward adjustment vs previous guidance; guidance highlighted in orange denotes a downward adjustment vs previous guidance.

Urbanization Solutions 22.8% Sales Concrete Products Mortars Asphalt Construction Chemicals By region YTD 2Q26 EBITDA margin 20.4% +2.4pp +8% l-t-l +20% l-t-l EBITDA Millions of U.S. dollars. Calzada del Valle, San Pedro Garza García, Mexico MEX US EMEA SCAC MEX US EMEA SCAC

Consolidated volumes and prices All price variations are based on FOB prices. Price (l-t-l) calculated on a volume-weighted average basis at constant foreign-exchange rates. *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 2T26vs.Acum. 2T25 2T26vs.2T25 2T26vs.1T26 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 2Q26vs.YTD 2Q25 2Q26vs2Q25 2Q26vs.1Q26 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 1.8065621536664451 2.2999999999999998 Leverage ratio2 0 1.8065621536664451 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 18.803454683214181 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,153.546059423625 1025 - Otros neto 1,153.546059423625 - Others net TRUE Net debt variation YTD 1,267.525669761942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,267.525669761942 Net debt variation YTD TRUE *** Net debt June 2026 6,225.1572042508615 -1,153.546059423625 *** Deuda neta a Junio 2026 6,225.1572042508615 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt March 2025 5,549 *** Deuda neta a Marzo 2025 5,549 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.22402732321418 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,047.5282252975535 - Otros neto 1,047.5282252975535 - Others net TRUE Net debt sequential variation 675.9705018830166 FALSE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.9705018830166 Net debt variation SEQUENTIAL TRUE *** Net debt June 2026 6,224.9705018830164 -0.18670236784510053 -1,047.5282252975535 *** Deuda neta a Junio 2026 6,224.9705018830164 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 2T26vs.Acum. 2T25 2T26vs.2T25 2T26vs.1T26 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 2Q26vs.YTD 2Q25 2Q26vs2Q25 2Q26vs.1Q26 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 1.8065621536664451 2.2999999999999998 Leverage ratio2 0 1.8065621536664451 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 18.803454683214181 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,153.546059423625 1025 - Otros neto 1,153.546059423625 - Others net TRUE Net debt variation YTD 1,267.525669761942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,267.525669761942 Net debt variation YTD TRUE *** Net debt June 2026 6,225.1572042508615 -1,153.546059423625 *** Deuda neta a Junio 2026 6,225.1572042508615 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt March 2025 5,549 *** Deuda neta a Marzo 2025 5,549 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.22402732321418 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,047.5282252975535 - Otros neto 1,047.5282252975535 - Others net TRUE Net debt sequential variation 675.9705018830166 FALSE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.9705018830166 Net debt variation SEQUENTIAL TRUE *** Net debt June 2026 6,224.9705018830164 -0.18670236784510053 -1,047.5282252975535 *** Deuda neta a Junio 2026 6,224.9705018830164 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0

2Q26 volume and price summary All price variations are based on FOB prices. Price (LC) for EMEA, Europe, MEA, and SCAC calculated on a volume-weighted-average basis at constant foreign-exchange rates. *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 2T26vs.Acum. 2T25 2T26vs.2T25 2T26vs.1T26 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 2Q26vs.YTD 2Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 1.8065621536664451 2.2999999999999998 Leverage ratio2 0 1.8065621536664451 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 18.803454683214181 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,153.546059423625 1025 - Otros neto 1,153.546059423625 - Others net TRUE Net debt variation YTD 1,267.525669761942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,267.525669761942 Net debt variation YTD TRUE *** Net debt June 2026 6,225.1572042508615 -1,153.546059423625 *** Deuda neta a Junio 2026 6,225.1572042508615 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt March 2025 5,549 *** Deuda neta a Marzo 2025 5,549 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.22402732321418 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,047.5282252975535 - Otros neto 1,047.5282252975535 - Others net TRUE Net debt sequential variation 675.9705018830166 FALSE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.9705018830166 Net debt variation SEQUENTIAL TRUE *** Net debt June 2026 6,224.9705018830164 -0.18670236784510053 -1,047.5282252975535 *** Deuda neta a Junio 2026 6,224.9705018830164 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 2T26vs.Acum. 2T25 2T26vs.2T25 2T26vs.1T26 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 1Q26 vs. YTD 1Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 2Q26vs.YTD 2Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 1.8065621536664451 2.2999999999999998 Leverage ratio2 0 1.8065621536664451 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 18.803454683214181 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,153.546059423625 1025 - Otros neto 1,153.546059423625 - Others net TRUE Net debt variation YTD 1,267.525669761942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,267.525669761942 Net debt variation YTD TRUE *** Net debt June 2026 6,225.1572042508615 -1,153.546059423625 *** Deuda neta a Junio 2026 6,225.1572042508615 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt March 2025 5,549 *** Deuda neta a Marzo 2025 5,549 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.22402732321418 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,047.5282252975535 - Otros neto 1,047.5282252975535 - Others net TRUE Net debt sequential variation 675.9705018830166 FALSE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.9705018830166 Net debt variation SEQUENTIAL TRUE *** Net debt June 2026 6,224.9705018830164 -0.18670236784510053 -1,047.5282252975535 *** Deuda neta a Junio 2026 6,224.9705018830164 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0

YTD 2Q26 volume and price summary All price variations are based on FOB prices. Price (LC) for EMEA, Europe, MEA, and SCAC calculated on a volume-weighted-average basis at constant foreign-exchange rates. *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 2T26vs.Acum. 2T25 2T26vs.2T25 2T26vs.1T26 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 2Q26 vs. YTD 2Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 2Q26vs.YTD 2Q25 2Q26vs2Q25 2Q26vs.1Q26 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 1.8065621536664451 2.2999999999999998 Leverage ratio2 0 1.8065621536664451 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 18.803454683214181 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,153.546059423625 1025 - Otros neto 1,153.546059423625 - Others net TRUE Net debt variation YTD 1,267.525669761942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,267.525669761942 Net debt variation YTD TRUE *** Net debt June 2026 6,225.1572042508615 -1,153.546059423625 *** Deuda neta a Junio 2026 6,225.1572042508615 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt March 2025 5,549 *** Deuda neta a Marzo 2025 5,549 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.22402732321418 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,047.5282252975535 - Otros neto 1,047.5282252975535 - Others net TRUE Net debt sequential variation 675.9705018830166 FALSE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.9705018830166 Net debt variation SEQUENTIAL TRUE *** Net debt June 2026 6,224.9705018830164 -0.18670236784510053 -1,047.5282252975535 *** Deuda neta a Junio 2026 6,224.9705018830164 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 Domestic gray cement Ready mix Aggregates YTD 2Q26 vs. YTD 2Q25 YTD 2Q26 vs. YTD 2Q25 YTD 2Q26 vs. YTD 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 2T26vs.Acum. 2T25 2T26vs.2T25 2T26vs.1T26 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 2Q26 vs. YTD 2Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 2Q26vs.YTD 2Q25 2Q26vs2Q25 2Q26vs.1Q26 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 0 1.8065621536664451 2.2999999999999998 Leverage ratio2 0 1.8065621536664451 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 18.803454683214181 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 -934.02911869196146 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 1,153.546059423625 1025 - Otros neto 1,153.546059423625 - Others net TRUE Net debt variation YTD 1,267.525669761942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,267.525669761942 Net debt variation YTD TRUE *** Net debt June 2026 6,225.1572042508615 -1,153.546059423625 *** Deuda neta a Junio 2026 6,225.1572042508615 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt March 2025 5,549 *** Deuda neta a Marzo 2025 5,549 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.22402732321418 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 -988.81713517062701 -Programa de recompra de acciones 0 - Share buybacks TRUE - Others net 1,047.5282252975535 - Otros neto 1,047.5282252975535 - Others net TRUE Net debt sequential variation 675.9705018830166 FALSE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.9705018830166 Net debt variation SEQUENTIAL TRUE *** Net debt June 2026 6,224.9705018830164 -0.18670236784510053 -1,047.5282252975535 *** Deuda neta a Junio 2026 6,224.9705018830164 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 Domestic gray cement Ready mix Aggregates YTD 2Q26 vs. YTD 2Q25 YTD 2Q26 vs. YTD 2Q25 YTD 2Q26 vs. YTD 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0

Net Debt Variation 2Q26 1) Others, net is largely explained by the change in outstanding balance under securitization programs, activities related to our stock compensation plan, and contributions to pension plans. 1 2026 Net Debt Waterfall (US$ M) Shareholder return: ~US$177 M QoQ Net Debt Waterfall (US$ M) 1 Shareholder return: ~US$45 M

Average life of debt: 5.4 years Debt maturity profile as of June 30, 2026 Total debt1 as of June 30, 2026: $6,879 million Millions of U.S. dollars. 1) Total debt excluding subordinated notes. Fixed Income Other bank debt Main bank debt agreements Leases Total debt1 by instrument

Additional information on debt Currency3 denomination Interest rate3 Millions of U.S. dollars. Includes leases, in accordance with IFRS. Calculated based on Net debt plus subordinated notes. Includes the effect of our interest rate and cross-currency derivatives, as applicable. *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 2T26vs.Acum. 2T25 2T26vs.2T25 2T26vs.1T26 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 2Q26 vs. YTD 2Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 2Q26vs.YTD 2Q25 2Q26vs2Q25 2Q26vs.1Q26 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 18.803454683214181 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 80.396552465489833 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Repayment of subordinated notes 1,000 -14.425671157451241 -Pago de notas subordinadas 1,000 - Repayment of subordinated notes TRUE - Others net 153.05460594236246 - Otros neto 153.05460594236246 - Others net TRUE Net debt variation YTD 1,267.525669761942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,267.525669761942 Net debt variation YTD TRUE *** Net debt June 2026 6,225.1572042508615 -,153.5460594236246 *** Deuda neta a Junio 2026 6,225.1572042508615 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt March 2025 5,549 *** Deuda neta a Marzo 2025 5,549 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.22402732321418 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 43.968320894959312 -Programa de recompra de acciones 0 - Share buybacks TRUE - Repayment of subordinated notes 1,000 -32.785456065586331 -Pago de notas subordinadas 1,000 - Repayment of subordinated notes TRUE - Others net 47.528225297553504 - Otros neto 47.528225297553504 - Others net TRUE Net debt sequential variation 675.9705018830166 FALSE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.9705018830166 Net debt variation SEQUENTIAL TRUE *** Net debt June 2026 6,224.9705018830164 -0.18670236784510053 -47.528225297553504 *** Deuda neta a Junio 2026 6,224.9705018830164 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 2.72 2.08 2.2999999999999998 Leverage ratio2 2.72 2.08 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 Domestic gray cement Ready mix Aggregates YTD 2Q26 vs. YTD 2Q25 YTD 2Q26 vs. YTD 2Q25 YTD 2Q26 vs. YTD 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 2T26vs.2T25 2T26 vs. 2T25 2T26 vs. 1T26 Acum. 2T26vs.Acum. 2T25 2T26vs.2T25 2T26vs.1T26 Cemento gris doméstico Volumen 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Precio (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Precio (comp) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Concreto Volumen -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Precio (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Precio (comp) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Agregados Volumen -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Precio (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Precio (comp) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 YTD 2Q26 vs. YTD 2Q25 2Q26 vs. 2Q25 2Q26 vs. 1Q26 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 2Q26vs.YTD 2Q25 2Q26vs2Q25 2Q26vs.1Q26 Domestic gray cement Volume 8.4857051925528726E-3 8.7985101715182257E-3 0.110976982539577 Price (USD) 9.4759448096992882E-2 7.841586162048686E-2 6.3894239747673979E-3 Price (l-t-l) 2.7668672620910995E-2 3.0615378283743944E-2 6.2689306133519099E-3 Ready mix Volume -1.1545431062648159E-2 4.2981469731657729E-3 7.431611006298966E-2 Price (USD) 7.531328370662102E-2 6.3017156742116234E-2 2.3086693855421513E-2 Price (l-t-l) 1.4132314402871993E-2 1.3311963363457968E-2 1.3593651194086103E-2 Aggregates Volume -6.7022299442606181E-3 -1.6482245633785642E-2 9.2600734627089398E-2 Price (USD) 8.1731528306289838E-2 6.6191080976589142E-2 1.8011256308989983E-2 Price (l-t-l) 4.1299991361793742E-2 3.8503211569552054E-2 1.3102572451959798E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 First Quarter Second Quarter 2026 % of total 2025 % of total 2026 % of total Fixed Income #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Main Bank Debt Agreements #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Leases #N/A #N/A #REF! #REF! #N/A #N/A Other #N/A #N/A 0 0 #N/A #N/A Total Debt #N/A #REF! #N/A | Primer Trimestre Segundo Trimestre 2026 % del total 2025 % del total 2026 % del total Renta Fija #N/A #N/A 3806.7089732965333 0.55000341636537597 #N/A #N/A Principales Contratos de Deuda Bancaria #N/A #N/A 1828.6347950378668 0.26420600881513195 #N/A #N/A Arrendamientos #N/A #N/A #REF! #REF! #N/A #N/A Otros #N/A #N/A #N/A #N/A Deuda Total #N/A #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 6M26 2Q26 Ventas Netas 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cemento Volumen -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2510.72393109 2496.2737755600001 1314.7827672200001 1305.9780705400001 Cement Volume -5.0337022102115705E-3 -1.1512124043544171E-3 Net Sales 2T26 #REF! % var (comp) 5.7886901955529453E-3 6.7418411370104075E-3 Precio (ML) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 5.7886901955529453E-3 6.7418411370104075E-3 Price (LC) -2.4352911304466294E-2 -1.8691389146915031E-2 % var (l-t-l) 0 Acum.2T26 Flujo de Operación 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Concreto Volumen 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 438.12372956999997 468.28160853000003 248.20716983999998 278.53680885 Ready mix Volume 1.6624644027637583E-3 -1.7391168053643768E-2 Operating EBITDA 1314.7827672200001 2510.72393109 % var (comp) -6.440116035022124E-2 -0.10888915951619652 Precio (ML) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) -6.440116035022124E-2 -0.10888915951619652 Price (LC) -1.3297891473381455E-2 -1.1961076361657339E-3 % var (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 Margen Flujo de Operación 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Agregados Volumen 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 0.17450095733137572 0.1875922477393123 0.18878188551620098 0.21327832000642222 Aggregates Volume 4.8544462633062606E-2 1.3533766708244879E-2 Operating EBITDA margin 248.20716983999998 438.12372956999997 var pp -1.3000000000000012 -2.3999999999999995 Precio (ML) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -1.3000000000000012 -2.3999999999999995 Price (LC) 2.1569436553612931E-2 2.0084833784776421E-2 pp var -0.10888915951619652 -6.440116035022124E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 Sales 1314.7827672200001 2496.2737755600001 2510.72393109 1305.9780705400001 % var (comp) 6.7418411370104075E-3 5.7886901955529453E-3 % YoY (l-t-l) 6.7418411370104075E-3 5.7886901955529453E-3 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 EBITDA 248.20716983999998 468.28160853000003 438.12372956999997 278.53680885 % var (comp) -0.10888915951619652 -6.440116035022124E-2 % YoY (l-t-l) -0.10888915951619652 -6.440116035022124E-2 Margen EBITDA 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 EBITDA margin 0.18878188551620098 0.1875922477393123 0.17450095733137572 0.21327832000642222 var pp -2.3999999999999995 -1.3000000000000012 pp var -2.3999999999999995 -1.3000000000000012 5.54 x 14.48 January - June l-t-l Second Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Junio %var Segundo Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.19764239014598101 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.17755511651075481 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 FREE CASH FLOW Data from Consolidated Financial Statements Q2 2 1 ESPAÑOL CHECK January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Resultado de operación antes de otros gastos, neto 784.75260818126105 1,133.3315371159861 0.444189576817833 494.52040431412297 680.64265308335905 0.37636919962358095 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciación y amortización de activos 632.02226797861488 678.63043767913052 327.30555680896538 337.03952387808533 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 195.85621583835609 Flujo de operación 1,416.7748761598759 1,811.9619747951165 0.27893429315064 821.82596112308829 1,017.6821769614444 0.23831836070340673 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 35.894945915875908 Interés neto pagado -,209.97951588928123 -,156.871768116346 -,103.16274008190048 -67.267794166024572 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 40.610305111626076 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,381.39895747287642 -,311.91979231651214 -,208.42487306750772 -,167.81456795588164 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 143.91643906502193 Cambio en inversión de capital de trabajo -,677.2206538442872 -,502.36214072093571 -,193.29103042404651 -49.374591359024585 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 -1.4858107407006855 Impuestos netos pagados -,136.3977822256797 -,143.98098682251072 -77.118440880026569 -78.604251620727254 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 19.171337061364859 Otros gastos -,152.74070872459555 -90.430046403117998 -78.664511063637619 -59.49317400227276 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 -2.688241871938942 Ingresos de la venta de activo fijo 79.705378013705783 59.446558934805722 44.528351336582048 41.840109464643106 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -5.6200380435065895 0 -1.8241631970032115 0 1.8241631970032115 Flujo de efectivo libre de operaciones discontinuas -5.6200380435065895 0 -1.8241631970032115 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 433.09935357660845 Flujo de efectivo libre de operaciones -66.519398023533313 665.84379935049969 -11.009768866443089 203.86855374554818 636.96790732215663 2.1244048953089996 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,838.77843712262211 -4.6951282905179734E-2 0.3674711768859214 0.24806779463007733 0.62590062176778072 -4.2984500222853002E-2 0.46846667378131973 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -,665.84379935049969 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,665.84379935049969 Free cash flow from operations TRUE - Growth capital expenditures* 155.62795899913721 Others - Inversiones en activo fijo de crecimiento* 155.62795899913721 - Growth capital expenditures* TRUE - Acquisitions and divestments 258.56639177117904 18.803454683214181 - Adquisiciones y ventas de activos 258.56639177117904 - Acquisitions and divestments TRUE - Investments in intangible assets 70.377930868115982 -101.30856579082808 - Inversiones en activo intangible 70.377930868115982 - Investments in intangible assets TRUE - Coupons on subordinated notes 77.000000010000008 -48.494983277591963 - Cupones en notas subordinadas 77.000000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 42.32843226254802 -41.277199696659423 -Contribuciones al pland de pensiones 42.32843226254802 - Contributions to pension plan TRUE - Dividends 76.590886887073339 -48.799808330941886 - Dividendos 76.590886887073339 - Dividends TRUE - Share buybacks 99.823262372025539 80.396552465489833 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Repayment of subordinated notes 1,000 -14.425671157451241 -Pago de notas subordinadas 1,000 - Repayment of subordinated notes TRUE - Others net 153.05460594236246 - Otros neto 153.05460594236246 - Others net TRUE Net debt variation YTD 1,267.525669761942 TRUE 2.0516151624061316 *** Variación de la deuda neta acumulada a Diciembre 2025 1,267.525669761942 Net debt variation YTD TRUE *** Net debt June 2026 6,225.1572042508615 -,153.5460594236246 *** Deuda neta a Junio 2026 6,225.1572042508615 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt March 2025 5,549 *** Deuda neta a Marzo 2025 5,549 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,636.96790732215663 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,636.96790732215663 Free cash flow from operations TRUE - Growth capital expenditures* 106.89333967843612 Others - Inversiones en activo fijo de crecimiento* 106.89333967843612 - Growth capital expenditures* TRUE - Acquisitions and divestments 59.453605905648416 19.22402732321418 - Adquisiciones y ventas de activos 59.453605905648416 - Acquisitions and divestments TRUE - Investments in intangible assets 33.219348239586196 -44.398527449217909 - Inversiones en activo intangible 33.219348239586196 - Investments in intangible assets TRUE - Coupons on subordinated notes 15.375 0 - Cupones en notas subordinadas 15.375 - Coupons on subordinated notes TRUE - Contributions to pension plan 5.9055815684029795 -8.4544813427178145 -Contribuciones al pland de pensiones 5.9055815684029795 - Contributions to pension plan TRUE - Dividends 44.563308515546034 -28.388311567638144 - Dividendos 44.563308515546034 - Dividends TRUE - Share buybacks 0 43.968320894959312 -Programa de recompra de acciones 0 - Share buybacks TRUE - Repayment of subordinated notes 1,000 -32.785456065586331 -Pago de notas subordinadas 1,000 - Repayment of subordinated notes TRUE - Others net 47.528225297553504 - Otros neto 47.528225297553504 - Others net TRUE Net debt sequential variation 675.9705018830166 FALSE 3.3062029094332033 *** Variación de la deuda neta secuencial a Diciembre 2025 675.9705018830166 Net debt variation SEQUENTIAL TRUE *** Net debt June 2026 6,224.9705018830164 -0.18670236784510053 -47.528225297553504 *** Deuda neta a Junio 2026 6,224.9705018830164 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2T25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cemento Volumen 6.6155055315742492E-2 7.2391992039596148E-2 Net Sales 2566.91794310966 2040.92501473424 1311.4686993555799 1059.64266709446 Cement Volume 6.6155055315742492E-2 7.2391992039596148E-2 % var (comp) 0.10652959722124893 0.11988805068637857 Precio (ML) 6.0326589455618494E-2 6.3569734455191818E-2 % var (l-t-l) 0.10652959722124893 0.11988805068637857 Price (LC) 6.0326589455618494E-2 6.3569734455191818E-2 Flujo de Operación 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Concreto Volumen -3.9425066619959467E-2 -1.6861130733510404E-2 Operating EBITDA 944.55998219131857 655.10897113282488 491.33025141408518 346.87457467852676 Ready mix Volume -3.9425066619959467E-2 -1.6861130733510404E-2 % var (comp) 0.2572680592781118 0.27255002840876535 Precio (ML) 2.635762618336731E-2 1.7268665624843617E-2 % var (l-t-l) 0.2572680592781118 0.27255002840876535 Price (LC) 2.635762618336731E-2 1.7268665624843617E-2 Margen Flujo de Operación 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Agregados Volumen 4.7416336016359854E-2 3.8289425451352589E-2 Operating EBITDA margin 0.36797435801436001 0.32098630101710535 0.37464123364553914 0.32735051678284793 Aggregates Volume 4.7416336016359854E-2 3.8289425451352589E-2 var pp 4.6999999999999984 4.7999999999999989 Precio (ML) 4.0427396487914082E-2 4.793530591598838E-2 pp var 4.6999999999999984 4.7999999999999989 Price (LC) 4.0427396487914082E-2 4.793530591598838E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 Sales 1311.4686993555799 2040.92501473424 2566.91794310966 1059.64266709446 % var (comp) 0.11988805068637857 0.10652959722124893 % YoY (l-t-l) 0.11988805068637857 0.10652959722124893 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 EBITDA 491.33025141408518 655.10897113282488 944.55998219131857 346.87457467852676 % var (comp) 0.27255002840876535 0.2572680592781118 % YoY (l-t-l) 0.27255002840876535 0.2572680592781118 Margen EBITDA 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 EBITDA margin 0.37464123364553914 0.32098630101710535 0.36797435801436001 0.32735051678284793 var pp 4.7999999999999989 4.6999999999999984 pp var 4.7999999999999989 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 0 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Philippines -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 0 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 0 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 Israel N/A N/A N/A 8.1413448050002835E-2 0.23910723139335596 4.3400498819695946E-2 -3.2204559421903697E-3 0.26989369721271578 7.0949031992708744E-2 Filipinas -7.444546664957391E-2 2.8680514939277865E-2 -1.3775024249742257E-2 0 -8.5445095442564151E-2 4.3056569677170677E-2 1.1395600793510134E-3 0 -7.4274891923832603E-2 7.8637107788081084E-2 3.8009412240881904E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 2.4251498129627531E-2 0.11664892661108196 5.8031489380202882E-2 -6.3699893311076422E-2 0.15762990409716454 9.4908551265199148E-2 3.7434223028974853E-2 0.16874518266657396 0.10814256520624273 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 2Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 2Q 2T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Second Quarter Segundo Trimestre Current Quarter Capital letters SECOND QUARTER SEGUNDO TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 2Q26 2T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter First Quarter Primer Trimestre 2020 20 Previous Q 1Q 1T 2021 21 Year Previous Quarter 2026 2022 22 Yr Previous Quarter 26 2023 23 Previous Quarter 1Q26 1T26 2024 24 Current Q Previous Yr 2Q25 2T25 2025 25 YTD Months 6M 2026 26 YTD January - June Enero - Junio 2027 27 Date Balance Sheet as of June 30 al 30 de junio YTD Months Current Yr 6M26 YTD Months Previous Yr 6M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 2Q26 vs. 2Q25 2T26 vs. 2T25 Current Q vs. Previous Q 2Q26 vs. 1Q26 2T26 vs. 1T26 YTD Months (Current Year Vs. Prev Year) 6M26 vs. 6M25 January - June Second Quarter Enero - Junio Segundo Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 Ventas netas 7706.7540217700007 8612.5098422299998 0.11752753726165706 5.2606981287695677E-2 4092.5357775400003 4593.4157419399999 0.12238865867681578 7.393887351463227E-2 EBITDA 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 Flujo de operación 1416.7748750000001 1811.96197484 0.27893429422934962 0.19764239014598101 821.82596231000002 1017.68217709 0.23831835907140805 0.17755511651075481 as % net sales 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 % de ventas netas 0.18383548650935289 0.21038721673853397 2.5999999999999996 0.20081094142663669 0.22155237719897489 2.0999999999999992 Cost of sales 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 Costo de ventas 5184.5682230900002 5674.3077887399995 -9.4461012870636837E-2 2694.3426981700004 2975.4261337000003 -0.10432356497223312 as % net sales 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 % de ventas netas 0.67273046582837048 0.6588448539027475 1.4000000000000012 0.65835531920250046 0.64775894472886275 1.0000000000000009 Operating expenses 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 Gastos de operación 1737.4331913799999 1804.86998935 -3.8814038032988531E-2 903.67267332000006 937.34642797000004 -3.726322112439908E-2 as % net sales 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 % de ventas netas 0.22544292791389309 0.20956376508275465 1.5000000000000013 0.22080996292797042 0.20406305038135253 1.7000000000000015 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Segundo Trimestre Primer Trimestre Second Quarter First Quarter 2025 2026 % var 2026 2025 2026 % var 2026 Deuda Total1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Total debt1 6921.412730379222 6878.8006912938336 -6.1565522452312615E-3 6236.1195676767447 Corto Plazo 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Short-term 0.13269153795547564 6.3723513488677913E-2 0.10480400544481097 Largo Plazo 0.86730846204452439 0.93627648651132211 0.89519599455518895 Long-term 0.86730846204452439 0.93627648651132211 0.89519599455518895 Efectivo y equivalentes 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Cash and cash equivalents 1165.52585 653.68398999999999 -0.43915101496890863 686.97951999999998 Deuda neta 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Net debt 5755.886880379222 6225.1167012938331 8.152172387440948E-2 5549.1400476767449 Razón de apalancamiento2 2.72 2.08 2.2999999999999998 Leverage ratio2 2.72 2.08 2.2999999999999998 OJO: Información viene del data bridge - COVENANTS Currency Denomination 2Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 2Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! 6M26 6M25 2T26 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Net Sales 602.14880793650696 566.06329453486717 306.5282239248034 285.3733008122598 Cement Volume 0 0 % var (comp) -9.9493761682780645E-3 -8.5889013825390624E-3 % var (l-t-l) -9.9493761682780645E-3 -8.5889013825390624E-3 Price (l-t-l) 0 0 Flujo de Operación 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Operating EBITDA 132.75631431631339 104.72024332909287 66.406935111350904 49.539587930547043 Ready mix Volume 0 0 % var (comp) 0.19376319502253928 0.25498949451449904 % var (l-t-l) 0.19376319502253928 0.25498949451449904 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Operating EBITDA margin 0.22047094101415504 0.18499740990120414 0.21664215536524839 0.173595735093445 Aggregates Volume 0 0 var pp 3.5000000000000004 4.3000000000000007 pp var 3.5000000000000004 4.3000000000000007 Price (l-t-l) 0 0 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 Sales 306.5282239248034 566.06329453486717 602.14880793650696 285.3733008122598 % var (comp) -8.5889013825390624E-3 -9.9493761682780645E-3 % YoY (l-t-l) -8.5889013825390624E-3 -9.9493761682780645E-3 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 EBITDA 66.406935111350904 104.72024332909287 132.75631431631339 49.539587930547043 % var (comp) 0.25498949451449904 0.19376319502253928 % YoY (l-t-l) 0.25498949451449904 0.19376319502253928 Margen EBITDA 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 EBITDA margin 0.21664215536524839 0.18499740990120414 0.22047094101415504 0.173595735093445 var pp 4.3000000000000007 3.5000000000000004 pp var 4.3000000000000007 3.5000000000000004 5.54 x 14.48 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 1311468.6993555799 0 - 2566917.9431096502 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 1314782.76722 0 - 2510723.9310900001 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 1518384.806933925 0 - 2680552.3805051278 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 1114306.1953075379 0 - 1927878.9902068092 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 404078.61162638722 0 - 752673.3902983187 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 306528.22392480337 0 - 602148.80793650716 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 142251.24450569157 0 - 252166.77958871541 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 4593415.7419399992 0 - 8612509.8422299996 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 491330.25141408516 0 - 944559.98219131934 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 248207.16983999999 0 - 438123.72956999973 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 292623.67193980393 0 - 444286.04635924124 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 223654.46733867534 0 - 314177.50300981652 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 68969.204601128571 0 - 130108.54334942473 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 66406.935111350904 0 - 132756.31431631336 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 -80885.851215238101 0 - -147764.09759686977 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 1017682.1770900019 0 - 1811961.974840004 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 Domestic gray cement Ready mix Aggregates YTD 2Q26 vs. YTD 2Q25 YTD 2Q26 vs. YTD 2Q25 YTD 2Q26 vs. YTD 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 0 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 0 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 U.S. -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europe -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Cemento gris doméstico Concreto Agregados Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Acum. 2T26vs.Acum. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 6.6155055315742492E-2 0.20528719222564798 6.0326589455615261E-2 -3.9425066619959467E-2 0.16749594146356159 2.635762618336731E-2 4.7416336016359854E-2 0.18315431698790763 4.0427396487914082E-2 Estados Unidos -5.0337022102115705E-3 -2.4352911304465215E-2 -2.4352911304465215E-2 0 1.6624644027637583E-3 -1.3297891473384719E-2 -1.3297891473384719E-2 0 4.8543117504891251E-2 2.1570747078481941E-2 2.1570747078481941E-2 EMEA -4.0436100931146281E-2 6.1601331189057404E-2 2.7334262540198301E-2 0 -1.566551408805254E-3 0.12772454714372633 3.6649937139988514E-2 0 -5.5837470831966225E-2 0.11497884513140075 4.5831029464046658E-2 Europa -4.8936735651140803E-2 5.0630572496988338E-2 9.6642321883088373E-3 0 -6.245624036056293E-2 7.0658825861128913E-2 2.2026613673111289E-2 0 -7.0978396964098925E-2 7.965672693654767E-2 4.1802505306399028E-2 MEA -2.1320622648580131E-2 0.15396871348827301 0.15571233963592557 0 8.0070098648734378E-2 0.25175474264992193 8.9903613520919176E-2 0 -3.2204559421903697E-3 0.26989369721271578 7.4837221331888845E-2 SCAC 1.6595590490368569E-2 5.4832260315547533E-2 6.3301682816540913E-3 0 -7.8324920286606176E-2 0.12705289685341545 -5.1933879429618595E-3 0 -0.27519760785615843 0.1267190254003677 -5.1238227605119261E-3 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 6M26 6M25 2T26 2T25 6M26 vs. 6M25 2T26 vs. 2T25 6M26 6M25 2Q26 2Q25 6M26 vs. 6M25 2Q26 vs. 2Q25 Ventas Netas 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cemento Volumen -4.0436100931146551E-2 -4.1995341916538399E-2 Net Sales 2680.5523805051293 2410.9366723404241 1518.3848069339251 1341.3949265992205 Cement Volume -4.0436100931146551E-2 -4.1995341916538399E-2 % var (comp) 4.6484149634896457E-2 9.1681384140548786E-2 Precio (comp) 2.7334262540198166E-2 2.5597868581302932E-2 % var (l-t-l) 4.6484149634896457E-2 9.1681384140548786E-2 Price (l-t-l) 2.7334262540198166E-2 2.5597868581302932E-2 Flujo de Operación 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Concreto Volumen -1.5665514088050582E-3 3.3348502859567024E-2 Operating EBITDA 444.28604635924131 346.05971386741351 292.62367193980396 229.19395806850076 Ready mix Volume -1.5665514088050582E-3 3.3348502859567024E-2 % var (comp) 0.22957037589323576 0.24226813514991366 Precio (comp) 3.6649937139988514E-2 4.0639947120225985E-2 % var (l-t-l) 0.22957037589323576 0.24226813514991366 Price (l-t-l) 3.6649937139988514E-2 4.0639947120225985E-2 Margen Flujo de Operación 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Agregados Volumen -5.5837470831966093E-2 -4.4452365514784327E-2 Operating EBITDA margin 0.16574421361447861 0.14353745489775763 0.19272036350962904 0.17086240116441032 Aggregates Volume -5.5837470831966093E-2 -4.4452365514784327E-2 var pp 2.200000000000002 2.1999999999999993 Precio (comp) 4.5831029464046658E-2 4.9598748364816821E-2 pp var 2.200000000000002 2.1999999999999993 Price (l-t-l) 4.5831029464046658E-2 4.9598748364816821E-2 2T26 6M25 Acum.2T26 2T25 2Q26 6M25 YTD2Q26 2T25 Ventas 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 Sales 1518.3848069339251 2410.9366723404241 2680.5523805051293 1341.3949265992205 % var (comp) 9.1681384140548786E-2 4.6484149634896457E-2 % YoY (l-t-l) 9.1681384140548786E-2 4.6484149634896457E-2 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 EBITDA 292.62367193980396 346.05971386741351 444.28604635924131 229.19395806850076 % var (comp) 0.24226813514991366 0.22957037589323576 % YoY (l-t-l) 0.24226813514991366 0.22957037589323576 Margen EBITDA 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 EBITDA margin 0.19272036350962904 0.14353745489775763 0.16574421361447861 0.17086240116441032 var pp 2.1999999999999993 2.200000000000002 pp var 2.1999999999999993 2.200000000000002 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 2Q26 vs. 2Q25 2Q26 vs. 2Q25 2Q26 vs. 2Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 0 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 0 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 U.S. -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 0 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 0 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europe -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Cemento gris doméstico Concreto Agregados 2T26 vs. 2T25 2T26 vs. 2T25 2T26 vs. 2T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 7.2391992039602615E-2 0.17554724631589039 6.3569734455188057E-2 -1.6861130733510196E-2 0.12427037905349417 1.7268665624843617E-2 3.8289425451352589E-2 0.15811569972107511 4.7935305915988199E-2 Estados Unidos -1.1512124043559881E-3 -1.8691389146913429E-2 -1.8691389146913429E-2 -1.7391168053646332E-2 -1.1961076361652018E-3 -1.1961076361657339E-3 1.3533760774428182E-2 2.0084839756947394E-2 2.0084839756947394E-2 EMEA -4.1995341916538274E-2 2.8764610205884965E-2 2.5597868581302804E-2 0 3.3348502859567218E-2 0.1123290382424567 4.0639947120225985E-2 0 -4.445236551478457E-2 9.1265829623167927E-2 4.9598748364817501E-2 Europa -3.262280208322331E-2 1.6252209413507121E-2 8.7022058830893406E-3 0 -3.6611805628303691E-2 2.6732210929551064E-2 1.7793662285283316E-2 0 -6.8014483098530018E-2 5.0065591030693642E-2 4.8447734126150929E-2 MEA -6.5519344244199987E-2 7.0721526121058198E-2 9.5326833286101836E-2 0 0.1365478870232695 0.3034865897021477 0.11897249868095541 0 4.8192160479723731E-2 0.29401272655271693 7.7252615559396054E-2 SCAC 1.4490802366914952E-2 6.0918769739624651E-2 6.5045997157680176E-3 0 -5.9223111859340274E-2 0.1376780448070796 -9.8744697741129008E-3 0 -0.28115728157406483 0.16464429174108894 1.0240555655846856E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 1311468.6993555799 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 1314782.76722 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 1518384.806933925 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 1114306.1953075379 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 404078.61162638722 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 306528.22392480337 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 142251.24450569157 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 4593415.7419399992 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 491330.25141408516 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 248207.16983999999 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 292623.67193980393 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 223654.46733867534 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 68969.204601128571 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 66406.935111350904 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 -80885.851215238101 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 1017682.1770900019 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0

Relevant Sustainability indicators Carbon strategy YTD 2Q25 2025 YTD 2Q26 Gross Kg of CO2 per ton of cement equivalent 580 577 574 Net Kg of CO2 per ton of cement equivalent 536 538 540 Clinker factor 71.7% 71.3% 70.5% Alternative fuels 32.3% 32.1% 27.6% Low-carbon products YTD 2Q25 2025 YTD 2Q26 Blended cement as % of total cement produced 83.8% 84.5% 86.4% Health and safety YTD 2Q25 2025 YTD 2Q26 Employee fatalities 0 2 1 Employee LTI frequency rate 0.2 0.3 0.5 Operations with zero fatalities and injuries (%) 97% 97% 97%

Notes and Definitions SCAC South, Central America and the Caribbean. EMEA Europe, Middle East and Africa. MEA Middle East, and Africa. Cement When providing cement volume variations, refers to domestic gray cement operations (starting in 2Q10, the base for reported cement volumes changed from total domestic cement including clinker to domestic gray cement). LC Local currency. l-t-l (like to like) On a like-to-like basis adjusting for currency fluctuations. Maintenance capital expenditures Investments incurred for the purpose of ensuring the company’s operational continuity. These include capital expenditures on projects required to replace obsolete assets or maintain current operational levels, and mandatory capital expenditures, which are projects required to comply with governmental regulations or company policies. Sales When referring to reportable segment sales, revenues are presented before eliminations of intragroup transactions. When referring to Consolidated Sales, these represent the total revenues (Net Sales) of the company as reported in the financial statements. EBIT Means Operating earnings before other expenses, net. EBITDA Means Operating EBITDA: Operating earnings before other expenses, net plus depreciation and operating amortization. EBITDA margin Means Operating EBITDA margin: which is calculated by dividing our “Operating EBITDA” by our sales. Free cash flow from operations Cemex defines it as Operating EBITDA minus net interest paid, maintenance capital expenditures, maintenance lease payments, fixed asset sales, change in working capital, net taxes paid, and other cash expenditures. Investment in intangible assets Equals investments and expenses incurred in the development of internal-use software, industrial property, and trademarks, and aggregates mining rights. IFRS International Financial Reporting Standards, as issued by the International Accounting Standards Board. Pp Percentage points. Prices All references to pricing initiatives, price increases or decreases, refer to our prices for our products. Growth capital expenditures Investments incurred with the purpose of increasing the company’s profitability. These include capital expenditures on projects designed to increase profitability by expanding capacity, and margin improvement capital expenditures, which are projects designed to increase profitability by reducing costs. USD/U.S. dollars U.S. dollars. % YoY Year-over-year percentage variation for the same period of the previous year.